Schedule of Increase in the Valuation Allowance (Details) - USD ($)	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Income Tax Disclosure [Abstract]
Tax Expense at statutory federal rate of 21%	$ (5,510,503)	$ (5,369,121)
State income taxes, net of federal income tax benefit	26,315	60,000
Foreign Rate Differential	319	319
Permanent Differences	1,203,361	1,203,361
Change in Valuation Allowance	4,306,823	4,165,441
Income tax expense (benefit)	$ 26,315	$ 60,000